UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 16, 2025
Date of Report (date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	001-15141	38-0837640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue
Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Pursuant to a Current Report on Form 8-K filed September 5, 2025, MillerKnoll, Inc. (the “Company”) announced that Kevin Veltman, age 51, had been appointed to the position of Interim Chief Financial Officer (CFO). On October 16, 2025, the Company appointed Mr. Veltman as CFO. In connection with his appointment as CFO, Mr. Veltman’s annual base salary was increased to $520,000, his fiscal 2026 annual incentive plan (AIP) target award was increased to 75% of his base salary, and his LTI target award was increased to 185% of his base salary (effective during the next grant cycle). He was awarded a one-time long-term equity award valued at $500,000, payable 50% in performance share units (PSUs) and 50% in restricted stock units (RSUs).

Mr. Veltman served as the Company's Senior Vice President, Finance – North America Contract from June 2023 until he assumed the role of Interim CFO on September 8, 2025. Prior to that, he served as Senior Vice President – Integration Lead from May 2021 through June 2023, a position in which he directed the Company's post-merger integration with Knoll. He first joined the Company in October 2014 as Vice President – FP&A, Investor Relations, and Treasurer and was promoted to Vice President – Corporate Finance & Treasurer in May 2020. Prior to joining the Company, he held various positions with BISSEL Homecare, Inc. and Ernst & Young. There are no family relationships between Mr. Veltman and any other executive officer or director of the Company, nor is Mr. Veltman a party to any transaction that would be reportable as a related party transaction under applicable SEC rules.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 20, 2025	MillerKnoll, Inc.
		By:	/s/ Jacqueline H. Rice
Jacqueline H. Rice Chief Legal Officer & Corporate Secretary